UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502)-636-4400
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Borrowing under our Revolving Credit Facility
As previously disclosed, Churchill Downs Incorporated (the “Company”) is party to a Credit Agreement, as amended, which includes a Revolving Credit Facility (the “Revolver”), the material terms of which are described in the section “Liquidity and Capital Resources” in Part II, Item 7 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2020 (the “Form 10-K”), and incorporated herein by reference, and in the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2020 (the “Form 8-K”), and incorporated herein by reference. A copy of the Credit Agreement is filed as an exhibit to the Form 10-K, and a copy of the First Amendment to Credit Agreement is filed as an exhibit to the Form 8-K.
As of December 31, 2019, the Company had no outstanding borrowings under the Revolver. On March 16, 2020, the Company provided notice to the lenders pursuant to the Credit Agreement to draw down on the entire remaining available amount under the Revolver of $675.4 million, resulting in a total of $700 million that is currently outstanding under the Credit Agreement (including $5.6 million in letters of credit). The current interest rate for borrowings under the Revolver is the one-month LIBOR rate plus an adjusted spread based on leverage as reflected in the Revolver. The Revolver will expire, at the earliest, on September 27, 2024.
The Company elected to draw down the remaining available funds from the Revolver to ensure it maintains ample financial flexibility in light of current uncertainty in the global markets. The Company notes that it had sufficient liquidity prior to taking this action, it has no meaningful maturities due until 2024, and these borrowings may in the future be used for working capital, general corporate or other purposes permitted by the Revolver.
Item 7.01. Regulation FD Disclosure.
On March 16, 2020, the Company announced the temporary suspension or modification of operations at certain of its properties as a precautionary measure to COVID-19 and in cooperation with state and local authorities.
A copy of the press release announcing the temporary suspensions and modifications is furnished hereto as Exhibit 99.1. The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 16, 2020, of Churchill Downs Incorporated announcing the temporary suspension or modification of operations at certain of its properties
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
March 16, 2020	/s/ Marcia A. Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)